UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2018 (May 1, 2018)

CORELOGIC, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pacifica, Irvine, California	92618-7471
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 214-1000
Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	The Company's Annual Meeting was held on May 1, 2018.

(b)	The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

1.	The eleven nominees for election to the Board were elected, each to serve until the next annual meeting and until their successors are duly elected and qualified, based upon the following votes:

Directors	For	Against	Abstain	Broker Non-Votes
J. David Chatham	69,002,274	800,390	44,043	4,590,518
Douglas C. Curling	69,704,545	97,765	44,396	4,590,519
John C. Dorman	69,713,269	89,506	43,931	4,590,519
Paul F. Folino	69,356,989	457,480	32,237	4,590,519
Frank D. Martell	69,668,427	132,489	45,790	4,590,519
Claudia Fan Munce	69,686,232	131,151	29,324	4,590,518
Thomas C. O'Brien	69,284,995	518,160	43,552	4,590,518
Vikrant Raina	69,703,813	98,948	43,945	4,590,519
Jaynie Miller Studenmund	69,391,681	412,650	42,375	4,590,519
David F. Walker	67,967,272	1,835,524	43,910	4,590,519
Mary Lee Widener	69,484,929	303,437	58,342	4,590,517

2.	The proposal to approve the CoreLogic, Inc. 2018 Performance Incentive Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
66,574,103	3,178,855	93,748	4,590,519

3.	The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
68,442,452	1,280,659	123,594	4,590,520

4.
The proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
73,371,805	955,479	109,941	--

Item 9.01. Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
10.1	CoreLogic, Inc. 2018 Performance Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CoreLogic, Inc.
(Registrant)

Date:	May 4, 2018	By:	/s/ Arnold A. Pinkston
		Name:	Arnold A. Pinkston
		Title:	Chief Legal Officer & Corporate Secretary